UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 29, 2009 (August 4, 2009)

US DATAWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15835	84-1290152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Sugar Creek Blvd., 5th Floor Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

(281) 504-8000
(Registrant’s telephone number,
including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

(a)                As previously reported in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2009, in partial consideration of certain loan amendments entered into on June 26, 2009, the Company agreed to issue to the lenders (Charles E. Ramey, the Company’s Chairman and CEO, and John L. Nicholson, an outside director of the Company) warrants to acquire 1,854,141 shares of the Company’s common stock at an exercise price of $0.43 per share, with such warrants to be subject to the additional provisions of written agreements to be negotiated between the Company and the lenders.  Pursuant to the foregoing, on July 29, 2009, the Company and the lenders entered into those certain US Dataworks, Inc. Common Stock Purchase Warrants (the “Warrants”).  The terms and conditions of the Warrants include the following:

(1)	The Warrants will be exercisable at any time prior to June 26, 2014.

(2)	The Warrants may be exercised in a “cashless exercise” at the Company’s option.

(3)
The Warrants will have no adjustments to the exercise price or the number of shares underlying the Warrants except for certain adjustments for stock splits, reverse splits, stock dividends, recapitalizations and the like.

(4)
The Warrants provide that in the event of a fundamental transaction (such as a merger, sale of substantially all assets, tender offer or other business combination) in which the stockholders of the Company become entitled to receive securities, cash or other assets with respect to their common stock, the Warrants will convert into the right to receive such securities, cash and other assets upon exercise of the Warrants.

(5)	The Warrants provide that the holders of the Warrants will not be deemed to be stockholders of the Company for any purpose unless and until the Warrants are exercised.

(6)	The Warrants will not be transferable until the earlier of (i) the associated loans being paid in full or (ii) an event of default occurring under such loans.

The foregoing description of the Warrants is qualified in its entirety by reference to the Warrants, copies of which are attached to this Current Report as exhibits and incorporated herein by reference.

The Warrants were issued under the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, in that the issuance of the Warrants was a transaction by the Company not involving a public offering.  Facts supporting the applicability of this exemption include that (i) the lenders receiving the Warrants are Company insiders and are sophisticated, knowledgeable and experienced investors, (ii) the Warrants were issued through direct negotiations and did not involve general solicitation, (iii) the lenders receiving the Warrants have represented to the Company in writing that they are acquiring the Warrants and, upon exercise of the Warrants, will acquire the securities underlying the Warrants, for their own account and  not with a view to the resale or distribution thereof and (iv) the lenders receiving the Warrants have agreed in writing that the Warrants are not transferrable except in certain circumstances discussed above and that the Warrants (and the securities underlying the Warrants) will be transferred only in strict compliance with Rule 144.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information provided under Item 1.01 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

(c) As previously announced by the Company in a press release dated July 30, 2009, on July 29, 2009, the Board of Directors of the Company appointed Randall J. Frapart to serve as the Company’s Chief Financial Officer with such appointment to be effective as of July 15, 2009.  A copy of the press release announcing Mr. Frapart’s appointment is attached to this Current Report as an exhibit and incorporated herein by reference.

Prior to joining the Company, Mr. Frapart, age 51, served as Chief Financial and Chief Operating Officer of Plumgood Food, LLC, an online grocer providing the ordering and delivery of groceries from March 2008 to December 2008. From January 2006 to December 2007, Mr. Frapart served as Executive Vice President and Chief Financial Officer of ForeFront Holdings Inc, a publicly traded global golf accessory company. From September 2002 until December 2005, Mr. Frapart served as Senior Vice President and Chief Financial Officer of HyperFeed Technologies, Inc., a publicly traded provider of software, which provides ticker plant and smart order routing technologies and managed services to exchanges, hedge funds and other financial institutions. Mr. Frapart served as Chief Financial Officer and later as Chief Executive Officer of Cyvent Technologies, a software and consulting company serving large health insurers, from April 1995 to July 2001. Mr. Frapart began his career at KPMG in Chicago, where he held various positions in the Information, Communication and Entertainment Assurance practice for over 12 years. Mr. Frapart received his B.S. in Accounting from Washington University in St. Louis, has his MBA in Management from the University of Texas and is a certified public accountant.

Mr. Frapart and the Company are currently in negotiations concerning the compensation and other arrangements that will be entered into in connection with the appointment of Mr. Frapart as the Company’s Chief Financial Officer.

Item 9.01.	Financial Statements and Exhibits
(a)	Exhibits

10. 1           US Dataworks, Inc. Common Stock Purchase Warrant issued on July 29, 2009 but effective as of June 26, 2009 by and between U.S. Dataworks, Inc. and Charles E. Ramey.

10. 2           US Dataworks, Inc. Common Stock Purchase Warrant issued on July 29, 2009 but effective as of June 26, 2009 by and between U.S. Dataworks, Inc. and John L. Nicholson.

99.1           Press release dated July 30, 2009 announcing the appointment of Randall J. Frapart as the Company’s Chief Financial Officer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 4, 2009
US DATAWORKS, INC.

	By:	/s/ Charles E. Ramey
Charles E. Ramey
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10. 1	US Dataworks, Inc. Common Stock Purchase Warrant issued on July 29, 2009 but effective as of June 26, 2009 by and between U.S. Dataworks, Inc. and Charles E. Ramey.
10. 2	US Dataworks, Inc. Common Stock Purchase Warrant issued on July 29, 2009 but effective as of June 26, 2009 by and between U.S. Dataworks, Inc. and John L. Nicholson.
99.1	Press release dated July 30, 2009 announcing the appointment of Randall J. Frapart as the Company’s Chief Financial Officer.